<SEQUENCE>13

                                  EXHIBIT 32.a


                            CERTIFICATION PURSUANT TO

                                 18 U.S.C. 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Regent Technologies, Inc. (the "Company") on Form 10-QSB for the period ended March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David A. Nelson, in my capacity as Chief Executive Officer and Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        /S/ DAVID A. NELSON
                                        -------------------
Date: September 14, 2005
                                        David A. Nelson,
                                        Chief Executive Officer and Principal
                                        Accounting Officer